ASSET UNDER DEVELOPMENT	12 Months Ended
Dec. 31, 2018
Extractive Industries [Abstract]
ASSET UNDER DEVELOPMENT

17.	ASSET UNDER DEVELOPMENT

(in thousands of $)	2018	2017
Purchase price installments	—	962,709
Interest costs capitalized	—	116,416
Other costs capitalized (1)	20,000	98,364
	20,000	1,177,489

(1) Other capitalized costs relate to the carrying value of the vessel earmarked for conversion.

In May 2014, we entered into agreements for the conversion of the Hilli to a FLNG. The primary vessel conversion contract was entered into with Keppel. The Hilli was delivered to Keppel in Singapore in September 2014 for the commencement of her conversion. On completion of the Hilli FLNG conversion and commissioning, we reclassified the total balance to "Vessels and equipment, net" in our consolidated balance sheet as of December 31, 2018.

In October 2014, we entered into agreements for the conversion of the Gimi to a FLNG. The primary vessel conversion contract was entered into with Keppel in December 2018. In February 2019, Golar entered into an agreement with BP for the charter of a FLNG unit, Gimi, to service the Greater Tortue Ahmeyim project for a 20-year period expected to commence in 2022. The Gimi was delivered to Keppel shipyard in Singapore to undergo initial works in connection with her conversion in early 2019. Accordingly, the carrying value of the Gimi of $20.0 million has been reclassified from "Vessels and equipment, net" to "Asset under development" as of the reporting date.